Exhibit  32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      I, David Zaikin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Siberian Energy Group Inc. on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Siberian Energy Group Inc.

                                    By:/s/  David  Zaikin
                                    --------------------------
                                    David  Zaikin
                                    Chief  Executive  Officer
August 11,  2006